UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2010

Date of reporting period:  06/30/2010

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(formerly, Insured Municipal Income Fund Inc.)
Semi-Annual Report
For the six months ended
June 30, 2010

Special Opportunities Fund, Inc.

August 24, 2010

Dear Fellow Shareholders:

Do you remember the heady days of 1995? 1996? 1997? 1998? 1999?

I sure do.  To refresh your memory, in each of those “easy money” years, the S&P 500 Index returned 37.6%, 23.0%, 33.4%, 28.6% and 21.0%, respectively.  Over that 5-year stretch the S&P 500 Index returned an average of 28.6% per annum.  I was co-managing a value oriented hedge fund at that time and its 5-year performance was “only” 17.5% per annum.  Some people that rode the wave even quit their jobs to become day traders.  Understandably, some of our investors became antsy because we were lagging the market indexes by so much.

With the dotcom boom in full swing, it seemed that almost any company that had “.com” as part of its name saw its stock price take off even if it had little or no revenues or earnings.  As we now know, many of those companies left investors with huge losses.  Some of the high flyers I can recall that subsequently collapsed are Pets.com, theGlobe.com, GeoCities, Lycos, and Infospace.*  The coup de grâce to the tech bubble was the $164 billion merger between Time Warner and AOL.  Time Warner Chief Gerald Levin announced the deal in grandiose terms, lauding its synergy to “create unprecedented and instantaneous access to every form of media and to unleash immense possibilities for economic growth, human understanding and creative expression.” It proved to be perhaps the most disastrous merger of all time.

After the tech bubble burst in early 2000, our hedge fund did much better in relative terms.  From 2000 through 2002, the S&P 500 Index fell 37.6% while our hedge fund gained 24.2%.  (Of course, past performance is no assurance of future results).  The dotcom craze was followed by the real estate bubble and we all know how that ended.  As Jeremy Grantham has quipped, “All bubbles share one thing in common; they are all considered to be unique.”  Their proponents always seem to have a plausible rationale to explain why “it is different this time.”  For example, to justify paying higher and higher prices for real estate assets, the bulls would simply say, “They’re not making any more land.”  Of course, that is true but it is a non sequitur, as so many homeowners that now find themselves under water have learned, to conclude that a fixed supply means that real estate prices can only go up.

What is the point of all this reminiscing?  It illustrates that it is inevitable that an investment strategy that produces superior long-term risk adjusted returns
____________

*
Through dumb luck, I personally owned some shares in a former closed-end fund that morphed into Xcelera.com, an internet company which then experienced arguably the greatest short-term stock price run-up of all time, up 74,000% from trough to peak.  It eventually went to zero.  How did I do?  That is a long story.

Special Opportunities Fund, Inc.

without incurring inordinate short-term risk will underperform some of the time.  Yet, if an investment manager is smart and keeps his eye on the ball, he is likely to succeed over the long term.  That is, provided he does not blow up in the interim.  The folks who ran Long Term Capital Management, the hedge fund that wound up as a spectacular failure in 1998, were as talented as they come but they were guilty of applying too much leverage to a good idea.  As Ed Thorp, the Godfather of blackjack counting and hedged investing points out, “Any good investment, sufficiently leveraged, can lead to ruin.”

To reiterate what I have said in previous letters, my goal for Special Opportunities Fund, Inc. is to provide solid absolute returns for long-term shareholders.  As a vote of confidence, my family members and I recently purchased shares of the Fund and I expect to ultimately acquire a sizeable position.  Perhaps more significant, several of the independent directors have also purchased shares of the Fund.  Finally, a number of savvy investors in closed-end funds have recently acquired shares.  In sum, we have plenty of demanding people looking over our shoulder and thus no lack of motivation to perform well.  I sure do not want to disappoint our shareholders.

But, enough philosophical musings.  As we have previously disclosed, Special Opportunities Fund, Inc. is now a completely different animal from what it was when it was known as Insured Municipal Income Fund Inc.  Nevertheless, some long-term shareholders may still not be aware of the changes.  Therefore, I think it bears repeating to describe the Fund’s developments since the summer of 2009.

From its inception in 1993 until 2009, Insured Municipal Income Fund Inc. invested exclusively in tax free bonds.  After a proxy contest that ended on August 12, 2009, a new Board of Directors was elected to manage the Fund.  The Fund’s former investment advisor, UBS Global Asset Management (Americas) Inc. then resigned effective October 18, 2009.  The newly elected Board voted to (1) replace UBS with Brooklyn Capital Management LLC (“BCM”), a newly formed investment advisor of which Andrew Dakos, Steve Samuels and I are principals, and (2) change the Fund’s principal investment objective from one of providing tax free income to one of providing total return.  These changes were subsequently approved by stockholders.  The name of the Fund was also changed to Special Opportunities Fund, Inc. (and its stock symbol changed from PIF to SPE), to conform to its new objective and BCM’s opportunistic investment philosophy.

In September 2009, the Board commenced a program to conduct an orderly sale of all of the Fund’s portfolio securities in order to fund a self-tender offer for the Fund’s common shares.  The purpose of the self-tender offer was to fulfill a commitment we made during the proxy contest to afford stockholders an opportunity to realize the intrinsic value of their shares.  Only after the tender offer was completed did BCM begin to invest the Fund’s remaining assets in

Special Opportunities Fund, Inc.

accordance with its new investment objective and policies.  BCM voluntarily waived its management fees until the tender offer was completed.  That happened on January 22, 2010.  All of the shares that were tendered were accepted for payment at a price of $14.18 per share (99.5% of the NAV per common share of $14.25).

After the tender offer, the Fund commenced its new life with net assets of $96 million or $14.41 per share (up from $14.25 as a result of accretion from the tender offer) in cash and cash equivalents.  Thus, investors who wish to evaluate the investment merits of the Fund as it is now being managed should probably disregard any data prior to January 25, 2010, the next business day following completion of the tender offer.  Finally, in conjunction with the aforementioned changes, the Fund discontinued paying monthly dividends.  Instead, we expect the Fund to pay an annual distribution as required to avoid any adverse tax consequences.  That distribution will likely consist exclusively of taxable income and capital gains.

How has the Fund performed since BCM started managing it?  So far, so good, in large part due to the fact that we were not fully invested when the market fell off toward the end of the second quarter.  From January 25, 2010 until June 30, 2010, the Fund’s net asset value fell by 1.2% while the S&P 500 Index fell by 4.7%.  As of August 24, 2010, the Fund is up 2.8% since July 1st and up 1.5% since January 25th.  The comparable numbers for the S&P 500 Index are up 2.4% and down 2.5%, respectively.

As I stated in my previous letter, since January 25th, BCM has methodically and opportunistically made investments in shares of discounted closed-end funds and other attractive investments that it believes are undervalued.  Currently, the Fund has about 12% in cash and cash equivalents.

A few of the closed-end funds we own have recently announced or even consummated liquidity events that led to the narrowing of their discounts.  We have also acquired the auction rate preferred shares (“ARP”) of some closed-end funds at a discount to their liquidation value.  Some of the ARPs we held have already been redeemed but a series of recent lawsuits and threatened lawsuits against a number of closed-end funds have led to a slowdown in the pace of redemptions.  We do not think these lawsuits will be successful but some closed-end fund managements have decided to take a wait and see approach before redeeming more ARPs.  We note that the ARP shareholders of any fund are entitled, as a class, to elect two directors.  As a last resort, if any fund management balks at redeeming our ARPs, we may nominate directors that will advocate for their redemption.

Other than closed-end funds, we have some investments that are relatively uncorrelated to the market but that have attractive risk-reward characteristics.

Special Opportunities Fund, Inc.

For example, the Fund owns two special purpose acquisition (or blank check) companies (“SPAC”).  The money raised by a SPAC in its initial public offering is placed in a trust account at a major bank, typically for two years or until shareholders vote on a proposed acquisition.  Any shareholder can vote against the transaction and redeem his shares for a pro rata share of the trust account.  We look at a SPAC as akin to cash equivalents with a free option on a potentially attractive acquisition.

For example, Liberty Acquisition Holdings, a SPAC we own, has announced a transaction in which it intends, by the end of 2010, to acquire a controlling interest in Grupo Prisa, a large publicly traded Spanish based media company.  Liberty has $9.87 per share in cash.  With its stock trading at about $10.00, there is significant upside if the deal is approved.  That is because the value of the shares of Prisa to be exchanged for each share of Liberty is currently in excess of $11.  On the other hand, if Liberty’s shareholders do not approve the transaction, there is limited downside since, in that event, the SPAC is required to liquidate and we would get the $9.87 per share held in the trust account.

We also have made investments in the debt securities of a few companies including General Growth Properties that are expected to emerge from bankruptcy in the near future.  Like SPACs, such investments are relatively uncorrelated to the market.  The debt of companies in bankruptcy is often mispriced because many institutional investors are prohibited from investing in such companies.  These sorts of artificial constraints on the free flow of capital can create opportunities for the Fund because it has the flexibility to make an investment solely based upon BCM’s assessment of an investment’s risk and reward.

Finally, we have begun to nibble at some undervalued operating companies where we can, if necessary, take an activist role to enhance the value of our investments.  In the future, we expect shareholder activism to play a significant role in our investment strategy.

Although it is obviously too early to definitively assess our efforts, I am pleased that we have made meaningful progress in assembling a portfolio that we believe is poised to outperform the market over time.  As I said previously, I think investors can benefit from the unique advantages of the closed-end fund structure.  Unfortunately, that promise has often been unfulfilled because the manager either lacked the talent or the motivation to outperform.  While no one can guarantee investment success, I can guarantee that the Board, BCM and I will never become complacent about our mission to make Special Opportunities Fund, Inc. a long term success.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for periods ended 6/30/10
Net asset value returns	Since 1/25/10	6 months	1 year	5 years	10 years
Special Opportunities Fund, Inc.	-1.19%	-1.26%	8.10%	2.66%	4.66%

Market price returns
Special Opportunities Fund, Inc.	-3.76%	-9.08%	6.76%	4.31%	6.36%

Index returns
S&P 500 Index	-4.74%	-6.65%	14.43%	-0.79%	-1.59%

Share price as of 6/30/10
Net asset value					$14.08
Market price					$12.81

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Fund’s investment objective and investment adviser have changed (see Notes to financial statements). On January 25, 2010, the Fund began investing using its new investment objective. Therefore, past performance is not relevant to the Fund going forward.

The Fund has discontinued the use of the Barclays Capital Municipal Bond Index as the primary index and replaced it with the S&P 500 Index. The Fund believes that use of the S&P 500 Index provides a better comparative benchmark than the Barclays Capital Municipal Bond Index because of the Fund’s new investment objective.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/10(1) (unaudited)

	Value	Percent
Investment Companies	$36,699,234	39.04%
Money Market Funds	29,406,342	31.28
Auction Rate Preferred Securities	16,333,875	17.38
Common Stocks	5,794,208	6.17
Corporate Bonds	5,482,500	5.83
Convertible Bonds	1,893,047	2.01
Structured Life Settlement Notes	640,000	0.68
Warrants	40,000	0.04
Total Investments	$96,289,206	102.43%
Liabilities in Excess of Other Assets	(2,284,960)	(2.43)
Total Net Assets	$94,004,246	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2010 (unaudited)
	Shares	Value
INVESTMENT COMPANIES—39.04%

Closed-End Funds—37.89%
Adams Express Company	32,295	$291,624
Bancroft Fund, Ltd.	27,795	411,366
BlackRock California Investment Quality Municipal Trust	1,052	14,212
Blue Chip Value Fund, Inc. (a)	396,826	1,126,986
Boulder Growth & Income Fund, Inc. (a)	77,577	429,001
Boulder Total Return Fund, Inc. (a)	57,149	770,369
Cohen & Steers Infrastructure Fund, Inc.	33,027	417,792
DWS Dreman Value Income Edge Fund, Inc.	80,254	983,111
DWS Enhanced Commodity Strategy Fund, Inc.	48,532	399,904
DWS RREEF Real Estate Fund, Inc. (d)(i)(j)	126,913	11,803
DWS RREEF Real Estate Fund II, Inc. (d)(i)(j)	201,612	28,830
DWS RREEF World Real Estate Fund, Inc.	151,216	2,061,074
Evergreen International Balanced Income Fund	189,671	2,395,545
First Opportunity Fund, Inc.	178,465	1,065,436
First Trust/Four Corners Senior Floating Rate Income Fund	62,448	769,359
Fort Dearborn Income Securities, Inc.	3,292	49,907
Gabelli Global Multimedia Trust, Inc.	119,452	790,772
Global Income & Currency Fund, Inc.	4,401	61,394
H & Q Healthcare Investors	181,415	1,984,680
Korea Equity Fund, Inc. (a)	72,839	662,107
Liberty All-Star Equity Fund, Inc.	414,642	1,650,275
Liberty All-Star Growth Fund, Inc.	401,558	1,369,313
LMP Capital and Income Fund, Inc.	246,204	2,361,096
Macquarie Global Infrastructure Total Return Fund, Inc.	55,776	733,454
NFJ Dividend Interest & Premium Strategy Fund	63,610	878,454
RiverSource LaSalle International Real Estate Fund, Inc.	94,725	661,181
Royce Micro-Cap Trust, Inc. (a)	253,601	1,861,431
Royce Value Trust, Inc. (a)	242,213	2,560,191
SunAmerica Focused Alpha Growth Fund, Inc.	326,252	4,375,039
SunAmerica Focused Alpha Large-Cap Fund, Inc.	75,644	933,447
Taiwan Greater China Fund (a)	95,138	528,016
Tri-Continental Corporation	274,091	2,979,369
		35,616,538
Business Development Company—1.15%
MVC Capital, Inc.	83,800	1,082,696
Total Investment Companies (Cost $39,072,433)		36,699,234

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2010 (unaudited)

	Shares	Value
AUCTION RATE PREFERRED SECURITIES—17.38% (c)(d)
BlackRock California Investment Quality Municipal Trust - Series W7, 0.381%	7	$147,000
BlackRock California Municipal 2018 Term Trust - Series M7, 0.457%	100	2,118,750
BlackRock Credit Allocation Income Trust III, Inc. - Series R7, 0.360%	6	127,500
BlackRock Insured Municipal Income Trust - Series F7, 0.457%	60	1,275,000
BlackRock Municipal 2018 Term Trust - Series W7, 0.381%	100	2,118,750
BlackRock Municipal Bond Trust - Series R7, 0.457%	75	1,593,750
BlackRock Municipal Bond Trust - Series T7, 0.396%	75	1,593,750
BlackRock MuniHoldings Fund, Inc. - Series C, 1.515%	25	539,062
BlackRock MuniHoldings Fund II, Inc. - Series A, 0.396%	50	1,062,500
BlackRock MuniHoldings New York Insured Fund, Inc. - Series B, 0.457%	1	21,375
BlackRock MuniHoldings New York Insured Fund, Inc. - Series D, 0.457%	9	192,375
BlackRock MuniHoldings New York Insured Fund, Inc. - Series E, 0.396%	1	21,375
BlackRock New York Municipal Bond Trust - Series T7, 0.396%	52	1,040,000
Neuberger Berman Real Estate Securities Income Fund, Inc. - Series B, 1.579%	44	926,750
Neuberger Berman Real Estate Securities Income Fund, Inc. - Series D, 1.578%	42	892,500
Neuberger Berman Real Estate Securities Income Fund, Inc. - Series E, 1.579%	45	953,438
Nuveen California Dividend Advantage Municipal Fund - Series TH, 0.457%	8	180,000
Nuveen California Performance Plus Municipal Fund, Inc. - Series W, 0.381%	1	22,500
Nuveen Insured Quality Municipal Fund, Inc. - Series W, 0.381%	4	90,000
Nuveen Insured Quality Municipal Fund, Inc. - Series TH, 0.457%	19	427,500
Nuveen Investment Quality Municipal Fund, Inc. - Series M, 0.457%	4	90,000
Nuveen Performance Plus Municipal Fund, Inc. - Series W, 0.381%	3	67,500
Nuveen Premium Income Municipal Fund, Inc. - Series TH, 0.457%	33	742,500
Nuveen Premium Income Municipal Fund, Inc. - Series W, 0.381%	4	90,000
Total Auction Rate Preferred Securities (Cost $16,333,875)		16,333,875

COMMON STOCKS—6.17%

Agricultural Production-Crops—0.06%
Limoneira Company	2,352	51,180

Eating Places—0.12%
CKE Restaurants, Inc.	9,159	114,762

Grocery Stores—0.25%
Winn-Dixie Stores, Inc. (a)	24,279	234,050

Pharmaceutical Preparations—0.08%
Myrexis, Inc. (a)	19,896	74,809

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2010 (unaudited)

	Shares	Value
COMMON STOCKS—(continued)

Real Estate Investment Trusts—1.37%
ARMOUR Residential REIT, Inc.	85,852	$546,019
Monmouth Real Estate Investment Corporation - Class A	100,000	739,000
		1,285,019
Special Purpose Acquisition Vehicle - 4.29%
57th Street General Acquisition Corporation (a)	100,000	961,000
Liberty Acquisition Holdings Corporation (a)	310,130	3,073,388
		4,034,388
Total Common Stocks (Cost $5,826,915)		5,794,208

	Principal
	Amount
CONVERTIBLE BONDS—2.01%
Accuride Corporation
7.500%, 02/26/2020 (Acquired 03/16/2010 - 03/19/2010,
Cost $745,957)(f)(g)	$331,000	868,047
GGP Limited Partnership
3.980%, 04/15/2027 (Acquired 03/09/2010,
Cost $1,045,626)(b)(e)	1,000,000	1,025,000
Total Convertible Bonds (Cost $1,791,583)		1,893,047

CORPORATE BONDS—5.83%
Rouse Company Limited Partnership
5.375%, 11/26/2013 (e)	1,000,000	1,070,000
3.625%, 03/15/2020 (e)	1,000,000	1,045,000
8.000%, 04/30/2020 (e)	3,000,000	3,367,500
Total Corporate Bonds (Cost $5,480,625)		5,482,500

STRUCTURED LIFE SETTLEMENT NOTES—0.68%
Cedar-Lane Series A-2 Notes (d)(i)	640,000	640,000
Total Structured Life Settlement Notes (Cost $640,000)		640,000

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2010 (unaudited)

	Shares	Value
WARRANTS—0.04%
57th Street General Acquisition Corporation
Expiration: August 2016,
Exercise Price: $11.50 (a)	100,000	$40,000
Total Warrants (Cost $40,000)		40,000

MONEY MARKET FUNDS—31.28%
Fidelity Institutional Government Portfolio - Class I, 0.040% (h)	14,233,961	14,233,961
Fidelity Institutional Tax-Exempt Portfolio - Class I, 0.110% (h)	15,172,381	15,172,381
Total Money Market Funds (Cost $29,406,342)		29,406,342
Total Investments (Cost $98,591,773)—102.43%		96,289,206
Liabilities in Excess of Other Assets—(2.43)%		(2,284,960)
TOTAL NET ASSETS—100.00%		$94,004,246

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Restricted under Rule 144A of the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,025,000, representing 1.09% of net assets.

(c)	The coupon rates shown represent the rates at June 30, 2010.
(d)	Fair valued securities. The total market value of these securities was $17,014,508, representing 18.10% of net assets.
(e)	Default or other conditions exist and security is not presently accruing income.
(f)	Payment-in-kind security.
(g)
Restricted security not registered under the Securities Act of 1933.  Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers.  The total market value of these securities was $868,047, representing 0.92% of net assets.

(h)	The rate shown represents the 7-day yield at June 30, 2010.
(i)	Illiquid security.
(j)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2010 (unaudited)

Assets:
Investments, at value (cost—$98,591,773)	$96,289,206
Cash	26,137
Dividends and interest receivable	18,935
Receivable for investments sold	73,143
Other assets	25,350
Total assets	96,432,771

Liabilities:
Payable for investments purchased	2,187,840
Payable to Adviser	78,402
Accrued expenses and other liabilities	162,283
Total liabilities	2,428,525
Net assets applicable to common shareholders	$94,004,246

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800
shares authorized; 6,676,450 shares issued and outstanding	$104,136,008
Accumulated undistributed net investment loss	(241,045)
Accumulated net realized loss from investment activities	(7,588,150)
Net unrealized depreciation of investments	(2,302,567)
Net assets applicable to common shareholders	$94,004,246
Net asset value per common share ($94,004,246 applicable to
6,676,450 common shares outstanding)	$14.08

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of operations

For the six
months ended
June 30, 2010
(unaudited)
Investment income:
Interest	$40,288
Dividends	376,979
Total investment income	417,267

Expenses:
Investment advisory fees	624,577
Administration fees and expenses	44,595
Professional fees and expenses	186,465
Reports and notices to shareholders	43,535
Custody fees and expenses	5,484
Accounting fees and expenses	18,214
Directors’ fees and expenses	57,992
Stock exchange listing fees and tender offer filing fees	12,186
Transfer agency fees and expenses	8,411
Insurance fees	13,018
Other expenses	22,691
1,037,168
Less: Fee waivers by investment advisor	(193,377)
Net expenses	843,791
Net investment loss	(426,524)

Net realized and unrealized gains (losses) from investment activities:
Net realized gains from investments	438,839
Net change in unrealized depreciation of investments	(2,302,567)
Net realized and unrealized losses from investment activities	(1,863,728)
Net decrease in net assets applicable to common
shareholders resulting from operations	$(2,290,252)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of changes in net assets applicable to common shareholders

	For the six
	months ended	For the nine	For the
	June 30, 2010	months ended	year ended
	(unaudited)	December 31, 2009	March 31, 2009
From operations:
Net investment income (loss)	$(426,524)	$10,815,697	$18,158,627
Net realized gain (loss) from investments and futures	438,839	4,749,108	(7,049,177)
Net change in unrealized appreciation (depreciation)
of investments and futures	(2,302,567)	20,680,226	(7,444,086)

Dividends paid to auction preferred shareholders from:
Net investment income	—	(424,510)	(5,063,642)
Net realized gains from investment activities	—	—	—
Total dividends and distributions paid
to auction preferred shareholders	—	(424,510)	(5,063,642)

Net increase (decrease) in net assets applicable
to common shareholders resulting from operations	(2,290,252)	35,820,521	(1,398,278)

Dividends paid to common shareholders from:
Net investment income	—	(10,953,661)	(12,222,305)
Net realized gains from investment activities	—	—	—
Total dividends and distributions
paid to common shareholders	—	(10,953,661)	(12,222,305)

Capital share transactions (Note 5)
Repurchase of common stock through tender offer	(197,838,117)	—	—
Net decrease in net assets
from capital share transactions	(197,838,117)	—	—

Net increase (decrease) in net assets
applicable to common shareholders	(200,128,369)	24,866,860	(13,620,583)

Net assets applicable to common shareholders:
Beginning of period	294,132,615	269,265,755	282,886,338
End of period	$94,004,246	$294,132,615	$269,265,755

Accumulated undistributed
net investment income (loss)	$(241,045)	$185,479	$911,646

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	June 30, 2010
	(unaudited)
Net asset value, beginning of period	$14.26
Net investment income (loss)	(0.05	)(1)(2)
Net realized and unrealized gains (losses) from investment activities	(0.13)
Common share equivalent of dividends and distributions
paid to auction preferred shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to auction preferred shareholders	—
Net increase (decrease) from operations	(0.18)
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Net asset value, end of period	$14.08
Market value, end of period	$12.81
Total net asset value return(3)	(1.26)%
Total market price return(4)	(9.08)%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and
administrator including interest expense and fees on floating rate notes	1.35	%(5)(7)
Total expenses, before fee waivers by investment advisor and
administrator including interest expense and fees on floating rate notes	1.66	%(5)(7)
Total expenses, net of fee waivers by investment advisor and
administrator excluding interest expense and fees on floating rate notes	1.35	%(5)(7)
Net investment income before dividends paid to auction preferred shareholders	(0.68	)%(2)(5)
Dividends paid to auction preferred shareholders from net investment income	—
Net investment income available to common shareholders	(0.68	)%(2)(5)
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$94,004
Portfolio turnover	13%
Asset coverage per share of auction preferred shares, end of period	$—

For the nine
months ended
December 31,		For the years ended March 31,
2009		2009		2008	2007	2006	2005
$13.05		$13.71		$14.96	$14.70	$14.93	$15.39
0.52	(1)	0.88	(1)	0.97 (1)	0.94 (1)	0.90	0.83
1.24		(0.70)		(1.22)	0.33	0.02	(0.31)

(0.02)		(0.25)		(0.39)	(0.34)	(0.22)	(0.14)
—		—		(0.01)	(0.02)	(0.07)	(0.01)
(0.02)		(0.25)		(0.40)	(0.36)	(0.29)	(0.15)
1.74		(0.07)		(0.65)	0.91	0.63	0.37

(0.53)		(0.59)		(0.58)	(0.62)	(0.65)	(0.76)
—		—		(0.02)	(0.03)	(0.21)	(0.07)
(0.53)		(0.59)		(0.60)	(0.65)	(0.86)	(0.83)
$14.26		$13.05		$13.71	$14.96	$14.70	$14.93
$14.09		$11.37		$12.38	$13.48	$13.02	$12.71
13.51%		(0.39)%		(4.52)%	6.31%	4.29%	2.48%
29.00%		(3.32)%		(3.86)%	8.83%	9.51%	(6.55)%

1.03	%(5)(6)	1.73	%(6)	1.18%	1.25%	1.39%	1.51%

1.92	%(5)(6)	2.62	%(6)	1.88%	1.88%	1.90%	1.96%

0.99	%(5)	1.59%		1.18%	1.25%	1.39%	1.51%
5.00	%(5)	6.71%		6.66%	6.32%	5.95%	5.52%
0.20	%(5)	1.87%		2.68%	2.31%	1.48%	0.90%
4.80	%(5)	4.84%		3.98%	4.01%	4.47%	4.62%

$294,133		$269,266		$282,886	$308,552	$303,315	$308,033
7%		27%		30%	39%	57%	50%
$—		$136,860		$117,354	$123,465	$122,218	$123,341

Special Opportunities Fund, Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.
(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  The Fund’s previous investment objective was to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.  There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Standards Codification Topic 105 Generally Accepted Accounting Principals requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other that quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies	$36,658,601	$40,633	$—	$36,699,234
Auction Rate Preferred Securities	—	—	16,333,875	16,333,875
Common Stocks	5,794,208	—	—	5,794,208
Convertible Bonds	—	1,893,047	—	1,893,047
Corporate Bonds	—	5,482,500	—	5,482,500
Structured Life Settlement Notes	—	—	640,000	640,000
Warrants	40,000	—	—	40,000
Money Market Funds	29,406,342	—	—	29,406,342
Total	$71,899,151	$7,416,180	$16,973,875	$96,289,206

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of December 31, 2009	$—
Accrued discounts / premiums	—
Realized gain (loss)	216,250
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	16,757,625
Transfers in and / or out of Level 3	—
Balance as of June 30, 2010	$16,973,875

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact, if any, this disclosure may have on the Fund’s financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund was required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, was made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin was recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract was closed, at which time the net gain or loss was reclassified to realized gain or loss on futures. Variation margin calls could have been substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund was required to make variation margin payments and was required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin was maintained at the futures counterparty and would be subject to risks or delays if the counterparty becomes insolvent. The Fund had no futures contracts outstanding during the six months ended June 30, 2010.

Dividends and distributions—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The Board declared a dividend from net investment income in December 2009 that was payable in January 2010.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  Prior to October 2009, dividends to auction preferred shareholders were accrued daily.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 2
Investment advisor and administrator
Effective October 19, 2009, the Board appointed Brooklyn Capital Management, LLC (“Brooklyn”) as the interim investment adviser to the Fund.  At a Special Meeting of Shareholders held on December 10, 2009, shareholders approved an investment advisory agreement between the Fund and Brooklyn.  In accordance with the investment advisory agreement, the Fund is obligated to pay Brooklyn a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly net assets.  Brooklyn agreed to waive its investment advisory fee, subject to reimbursement for reasonable expenses, until the Fund commenced and completed a tender offer for its common stock, which was completed in January 2010.  The Fund entered into an administrative services agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”), which was effective on October 19, 2009.

Brooklyn waived $193,377 of investment advisory fees for the six months ended June 30, 2010.

Note 3
Auction preferred shares
The Fund was subject to certain restrictions relating to the APS.  Failure to comply with these restrictions could have precluded the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could have triggered the mandatory redemption of APS at liquidation value.

All APS were redeemed in October 2009.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $73,227,582 and $4,471,885, respectively.

Note 5
Capital share transactions
During the six months ended June 30, 2010, a total of 13,951,912.342 shares or approximately 67.63% of the Fund’s outstanding common shares were validly tendered pursuant to a tender offer approved by the Board.  All such shares were accepted for payment at a price of $14.18 per share (99.5% of the NAV per common share of $14.25).

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 6
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not to be subject to a federal excise tax.

The tax character of distributions paid during the nine months ended December 31, 2009 and the fiscal year ended March 31, 2009 were as follows:

	For the	For the
	nine months ended	year ended
Distributions paid from:	December 31, 2009	March 31, 2009
Tax-exempt income	$11,378,171	$17,283,881
Ordinary income	—	2,066
Total distributions paid	$11,378,171	$17,285,947

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the nine months ended December 31, 2009.

The following information is presented on an income tax basis as of December 31, 2009:

Tax cost of investments	$289,282,207
Net unrealized appreciation	—
Undistributed tax exempt income	1,010,614
Undistributed long-term gains	—
Total distributable earnings	1,010,614
Other accumulated losses and other temporary differences	(8,852,124)
Total accumulated losses	(7,841,510)

The differences between book-basis and tax-basis unrealized appreciation/depreciation of investments is attributable to the realization for tax purposes of unrealized gains/losses on certain securities that were marked-to-market and tax treatment of certain tender option bond transactions and premium amortization adjustments.

At December 31, 2009, the Fund had a net capital loss carryforward of $6,515,933.  This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

on December 31, 2016.  To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

In accordance with U.S. Treasury regulations, the Fund has elected to defer realized capital losses of $1,511,056 arising after October 31, 2009.  Such losses are treated for tax purposes as arising on January 1, 2010.

For the nine months ended December 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the nine months ended December 31, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended March 31, 2009 and the nine months ended December 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders to be held on September 16, 2010
The Fund will be holding an annual meeting of shareholders on September 16, 2010 to vote on the following matters:

(1)	To elect six directors to serve until the annual meeting of stockholders in 2011 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2010.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTOR

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	1	Director, Mexico
(44)	as of	Since	Officer of the Adviser; Principal		Equity and Income
	October	2009	of the general partner of several		Fund, Inc.; Director,
	2009.		private investment partnerships		Brantley Capital
			in the Bulldog Investors group		Corporation.
of funds.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser; Principal	1	Chairman, Mexico
(65)	and	Since	of the general partner of several		Equity and Income
	Secretary	2009	private investment partnerships		Fund, Inc.;
	as of		in the Bulldog Investors group		Chairman,
	October		of funds.		Brantley Capital
	2009.				Corporation;
Director, ASA Ltd.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(72)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm).		Fund, Inc.; Director,
	and Chief				Brantley Capital
	Financial				Corporation;
	Officer as of				Director, MVC
	January				Capital, Inc.;
	2010.				Director, Old
Mutual Absolute
Return and
Emerging
Managers Fund
Complex
(consisting of
six funds).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Opus	1	None
(37)		Since	Partners, LLC (private equity
		2009	firm); Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Hormel Harris	—	1 year;	Chief Financial Officer and	1	None
(40)		Since	General Counsel of NHI II, LLC
		2009	and NBC Bancshares, LLC;
Investment Professional of MVC
Capital, Inc. and The Tokarz
Group Advisers, LLC.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(66)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm); Chief		(fund complex
			Investment Officer of Knights		consisting of five
			of Columbus (fraternal benefit		funds and one
			society selling life insurance and		variable series
			annuities).		trust).

OFFICERS

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	n/a	n/a
(44)	as of	Since	Officer of the Adviser; Principal
	October	2009	of the general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of funds.

Rajeev Das	Vice-	1 year;	Managing Member of the	n/a	n/a
(41)	President	Since	general partner of several private
	and	2009	investment partnerships in the
	Treasurer		Bulldog Investors group of funds.
as of
October
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)
		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser;	n/a	n/a
(65)	and	Since	Principal of the general partner
	Secretary	2009	of several private investment
	as of		partnerships in the Bulldog
	October		Investors group of funds.
2009.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(72)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm).		Fund, Inc.; Director,
	and Chief				Brantley Capital
	Financial				Corporation;
	Officer as of				Director, MVC
	January				Capital, Inc.;
	2010.				Director, Old
Mutual Absolute
Return and
Emerging
Managers Fund
Complex
(consisting of
six funds).

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser and their positions as officers of the Fund.

****	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.

(This Page Intentionally Left Blank.)

Investment Adviser
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY 10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Brooklyn Capital Management, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Brooklyn Capital Management, LLC (“Brooklyn Capital”) recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations.  As an investment adviser with a fiduciary responsibility to the Special Opportunities Fund, Inc. (the “Fund”), Brooklyn Capital analyzes the proxy statements of issuers whose stock is owned by the Fund and votes proxies on behalf of the Fund.

Brooklyn Capital’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company.  Proxies are voted solely in the interests of the Fund and its shareholders.

Proxy Voting Procedures

In evaluating proxy statements, the Fund’s portfolio managers rely upon their own fundamental research, and information presented by company management and shareholder groups.  Brooklyn Capital will not delegate its proxy voting responsibility on behalf of the Fund to a third party proxy voting service.

Proxy Voting Guidelines

Brooklyn Capital will generally vote proxies in favor of proposals that, in the opinion of the Fund’s portfolio managers, seek to enhance shareholder democracy.  In those instances where shareholder democracy is not affected by the issue submitted to vote, Brooklyn Capital will endeavor to vote in the best economic interest of the Fund.  With respect to proxies of closed-end investment companies whose shares are held by the Fund, Brooklyn Capital adheres to a “mirror voting” policy, whereby Brooklyn Capital will vote its shares in proportion to those votes cast by such investment company’s shareholders.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Fund’s portfolio managers will consider whether any business or other relationships between a portfolio manager, Brooklyn Capital and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Brooklyn Capital’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the their ability to act objectively and effectively in the best interests of Brooklyn Capital and the Fund, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of July 31, 2010.

(a)(1):

The Portfolio Manager of the Fund is comprised of principals and employees of Brooklyn Capital Management LLC, the Fund’s investment adviser.  Phillip Goldstein, Andrew Dakos, and Rajeev Das comprise the group (the “Group”) of individuals responsible for the day-to-day management of the registrant’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Since 1992, Mr. Goldstein has been an investment advisor and a principal of the general partner of seven investment partnerships in the Bulldog Investors group of funds.  He is also a principal for the general partner of the sub-adviser to 3 other pooled investment vehicles as well as 3 separately managed accounts.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, Brantley Capital Corporation since 2001 and ASA Ltd since 2008.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Mr. Dakos has been an investment advisor and a principal of the general partner of seven investment partnerships in the Bulldog Investors group of funds.  He is also a principal for the general partner of the sub-adviser to 3 other pooled investment vehicles as well as 3 separately managed accounts.  He has been a director of the Mexico Equity and Income Fund since 2001 and Brantley Capital Corporation intermittently since 2005 and currently.  Mr. Dakos currently serves as the Chief Compliance Officer of Brooklyn Capital Management LLC.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Brooklyn Capital Management LLC since its inception in October 2009.  Mr. Das is a Managing Member of the general partner of Opportunity Income Plus L.P., an investment partnership in the Bulldog Investors group of investment funds.  Mr. Das is Head Trader of Bulldog Investors. He has been a Director of The Mexico Equity and Income Fund, Inc. since 2001 and served as a Director of Brantley Capital Corporation from September 2005 to March 2006.  Mr. Das provides the Group with research and analysis used by the Group to determine the attractiveness of certain prospective investments.   Mr. Das may buy and sell securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  10
(C) Other accounts:  3
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 10 pooled investment vehicles; $280.29 million. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  3 other accounts; $21.57 million.

(i)  Rajeev Das
(ii)  Number of other accounts managed by Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B)  Other pooled investment vehicles:  1
(C) Other accounts:  0
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 1; $10.4 million.
(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor and/or its affiliates, as a result of different investment strategies among such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles managed by members of the Group.  Brooklyn Capital Management, LLC has adopted Trade Allocation Policy and Procedures in order to avoid unfairness and strive to achieve an equitable balancing of competing interests with respect to the allocation of trades.

(a)(3):
Compensation for Mr. Goldstein and Mr. Dakos is comprised solely of net income generated by the Fund’s investment adviser.  Compensation for Mr. Das is comprised of a fixed salary plus a discretionary bonus based on performance to be determined by Messrs. Goldstein and Dakos.

(a)(4):
As of July 31, 2010, Mr. Goldstein owns 1,350 shares of the registrant and Messrs. Dakos and Das own 0 shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2010 to January 31, 2010	13,951,912 shares	$14.18	13,951,912 shares	0
February 1, 2010 to February 28, 2010	N/A	N/A	N/A	N/A
March 1, 2010 to March 31, 2010	N/A	N/A	N/A	N/A
April 1, 2010 to April 30, 2010	N/A	N/A	N/A	N/A
May 1, 2010 to May 31, 2010	N/A	N/A	N/A	N/A
June 1, 2010 to June 30, 2010	N/A	N/A	N/A	N/A
Total	13,951,912 shares	$14.18	13,951,912 shares	0

a.     The date each plan or program was announced – 1) December 23, 2009
b.     The dollar amount (or share or unit amount) approved – 1) Up to 75% of its outstanding shares, or 15,471,272 of the Fund’s issued and outstanding shares
c.     The expiration date (if any) of each plan or program – 1) January 22, 2010 at 5:00 p.m., New York City time.
d.     Each plan or program that has expired during the period covered by the table – 1) Completed in January 2010
e.     Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases – 1) Completed in January 2010

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period (the six months ended September 20, 2009) covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)   /s/Andrew Dakos
Andrew Dakos, President

Date    September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/Andrew Dakos
Andrew Dakos, President

Date    September 3, 2010

By (Signature and Title)   /s/Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date    September 3, 2010